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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No. [__])

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[x]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               Quadrant Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:
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[_]   Fee paid previously with preliminary materials.

[_]   Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

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          2) Form, Schedule or Registration Statement No.:

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          3) Filing Party:

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          4) Date Filed:

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


                           [QUADRANT FUND, INC. LOGO]
                               QUADRANT FUND, INC.
                                One Liberty Plaza
                            165 Broadway, 36th Floor
                          New York, New York 10006-1404

                          ----------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          ----------------------------

Dear Shareholder:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders ("Meeting") of Quadrant Fund, Inc. ("Fund"), will be held on Thursday, March 31, 2005, at 10:00 a.m. Eastern time at the offices of Quadrant Fund, Inc., One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404 for the following purposes:

      1. To approve a new Investment Advisory Agreement between the Fund and GMAC Institutional Advisors, LLC ("Advisor"), authorizing the Advisor to charge the Fund a 1% investment management fee and including amendment provisions (Proposal 1).

      2. To approve a new Investment Sub-Advisory Agreement between the Advisor and Hyperion GMAC Capital Advisors, LLC ("Sub-Advisor"), authorizing the Advisor to pay an investment management fee to the Sub-Advisor and including amendment provisions (Proposal 2).

      3. To authorize the Advisor and Sub-Advisor to enter into a new Investment Sub-Advisory Agreement as a result of a change in control of the Sub-Advisor, such Investment Sub-Advisory Agreement to be substantially similar to the Investment Sub-Advisory Agreement proposed in Proposal 2 (Proposal 3).

      4. To transact such other business that may properly come before the meeting and any adjournment thereof.

      You are entitled to vote at the Meeting and any adjournments thereof if you owned Fund shares at the close of business on March 2, 2005 ("Record Date"). If you attend the Meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD. If we do not hear from you by a certain date, a Fund representative may contact you. If you have any questions about the proposals or the voting instructions, please call us at [____________]. Any proposal submitted to a vote at the meeting by anyone other than the officers or directors of the Fund may be voted only in person or by written proxy.

      We will admit to the Meeting (1) all shareholders of record of the Fund as of the Record Date, (2) persons holding proof of beneficial ownership at the Record Date such as a letter or account statement from a broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. ALL PERSONS WISHING TO BE ADMITTED TO THE

MEETING MUST PRESENT PHOTO IDENTIFICATION. IF YOU PLAN TO ATTEND THE MEETING, PLEASE CONTACT US AT [_______________].

      Unless proxy cards submitted by corporations, partnerships and trusts are signed by the appropriate persons as indicated in the voting instructions on the proxy cards, they will not be voted.

                                    By order of the Board of Directors,



                                    Daniel S. Kim
                                    Secretary

Dated:  March __, 2005








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                    YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
                            SHARES OF STOCK YOU OWN.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.

      SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO REVIEW THE ENCLOSED MATERIALS AND FOLLOW THE INSTRUCTIONS THAT APPEAR ON THE ENCLOSED PROXY CARD. IF WE DO NOT HEAR FROM YOU BY A CERTAIN DATE, A FUND REPRESENTATIVE MAY CONTACT YOU.

      TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

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

                               QUADRANT FUND, INC.
                                One Liberty Plaza
                            165 Broadway, 36th Floor
                          New York, New York 10006-1404

                          ----------------------------

                                 PROXY STATEMENT

                          ----------------------------

                         Special Meeting of Shareholders
                                 March 31, 2005

                                  INTRODUCTION

      This Proxy Statement is furnished to the shareholders of Quadrant Fund, Inc. ("Fund"), by the Board of Directors of the Fund ("Board") in connection with the solicitation of shareholder votes by proxy to be voted at the Special Meeting of Shareholders or any adjournments thereof ("Meeting") to be held on Thursday, March 31, 2005, at 10:00 a.m. Eastern time at the offices of Quadrant Fund, Inc., One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404. The matters to be acted upon at the Meeting are set forth below. It is expected that the Notice of Special Meeting, this Proxy Statement and form of proxy first will be mailed to shareholders on or about March 15, 2005.

      1. To approve a new Investment Advisory Agreement between the Fund and GMAC Institutional Advisors, LLC ("Advisor"), authorizing the Advisor to charge the Fund a 1% investment management fee and including amendment provisions (Proposal 1).

      2. To approve a new Investment Sub-Advisory Agreement between the Advisor and Hyperion GMAC Capital Advisors, LLC ("Sub-Advisor"), authorizing the Advisor to pay an investment management fee to the Sub-Advisor and including amendment provisions (Proposal 2).

      3. To authorize the Advisor and Sub-Advisor to enter into a new Investment Sub-Advisory Agreement as a result of a change in control, of the Sub-advisor such Investment Sub-Advisory Agreement to be substantially similar to the Investment Sub-Advisory Agreement proposed in Proposal 2 (Proposal 3).

      4. To transact any other business that may properly come before the meeting and any adjournment thereof.

      THE BOARD, INCLUDING THE DISINTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

      If the enclosed proxy card is executed properly and returned, shares represented thereby will be voted at the Meeting in accordance with the instructions on the proxy card. A proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy card or by attending the Meeting and voting in person. However, if no instructions are specified on a proxy card, shares will be voted "FOR" or "AGAINST" any matters acted upon at the Meeting in the discretion of the persons named as proxies.

      The deadline for shareholders to submit proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's next annual meeting is [________]. After such date, notice of a shareholder proposal will be considered untimely.

      The solicitation is being made by the Fund. Solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone, and electronic transmission or in person by regular employees of the Advisor and/or Sub-Advisor, affiliates of the Advisor and or Sub-Advisor, or other representatives of the Fund. The Advisor serves as the Fund's investment manager. All expenses in connection with preparing this Proxy Statement and its enclosures, and related expenses, will be borne by the Advisor and/or Sub-Advisor.

      The close of business on March 2, 2005 has been fixed as the record date for the determination of Shareholders of the Fund ("Shareholders") entitled to notice of and to vote at the Meeting ("Record Date"). On that date, the Fund had [____________] Shares outstanding and entitled to vote.

      On each matter submitted to a vote of Shareholders, each Shareholder shall be entitled to one vote for each share of common stock of the Fund ("Share") owned. The Shares will have equal voting rights of one vote per Share and vote together as a single class. The Quadrant Fund, LLC ("LLC") a single limited liability company, which owns approximately [70%] of the outstanding Shares, will vote its Shares as directed by its investors, as discussed further herein.

      The By-Laws of the Fund ("By-Laws") provide that the Shareholders of a majority of the Shares entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum for the transaction of any business. In the absence of a quorum no business may be transacted, except that the Shareholders of a majority of the Shares present in person or by proxy and entitled to vote may adjourn the meeting from time to time, without notice other than announcement thereat, until the holders of the requisite amount of Shares are present. At any such adjourned meeting at which a quorum is present, any business may be transacted which could have been transacted at the original meeting. A Shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      In tallying Shareholder votes, abstentions will be counted as Shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, abstentions effectively will be a vote against any adjournment.

                    INTRODUCTION AND EXPLANATION OF PROPOSALS

PURPOSE OF THE PROXY STATEMENT AND PROXY SOLICITATION

      The purpose of this Proxy Statement and proxy solicitation is to seek the approval of the Shareholders for the Fund to enter into a new investment advisory agreement ("New Investment Advisory Agreement") to permit the Fund to pay the Advisor an annual investment management fee of 1.0% of the Fund's net assets under management in the New Investment Advisory Agreement; to approve a new Investment Sub-Advisory Agreement that will permit the Advisor to pass along the Advisory Fee to the Sub-Advisor in the New Investment Sub-Advisory Agreement; and to approve an additional new Investment Sub-Advisory Agreement ("Additional New Investment Sub-Advisory Agreement") as a result of an indirect change in control of the Sub-Advisor.

THE REASON TO IMPOSE AN INVESTMENT MANAGEMENT FEE

      The Advisor and the Board believe that certain prior actions of the Fund, and the current structure in which the Fund's Shares are offered and sold, raise legal issues. The Advisor and the Board believe that the best method of resolving those legal issues involves the Fund paying an investment management fee to the Advisor, which will require the Fund to enter into a new investment advisory agreement with the Advisor.

      The Fund initially distributed its Shares to two groups of investors. The first group ("Direct Investors") includes slightly more than 100 individuals, who were employees, or friends and family of employees, of Hyperion Capital Management, Inc ("HCM"). HCM is a 50% owner of the Sub-Advisor. HCM purchased the Shares on behalf of the Direct Investors, and distributed them at no charge to the Direct Investors. The Direct Investors pay no advisory or other fees to the Advisor, the Sub-Advisor or HCM (other than, indirectly, the administrative fees the Fund pays to HCM). The Direct Investors collectively own approximately [--] Shares, which is approximately [--]% of the outstanding Shares of the Fund.

      The second "group" of investors is the members of the LLC. The Advisor is the investment manager to the LLC, and the Sub-Advisor is the sub-advisor to the LLC. The Advisor offers interests in the LLC to certain of its institutional clients, and charges those clients an investment management fee. In turn, the Advisor pays the Sub-Advisor an investment management fee for sub-advisory services. Currently, three such institutional clients of the Advisor participate in the LLC. An affiliate of the Advisor also participates in the LLC, but pays no investment management fee to the Advisor or sub-advisory fee to the Sub-Advisor.1/

      The LLC owns approximately [--] Shares of the Fund, which is approximately [70] % of the outstanding Shares of the Fund.

---------------------
1/ The LLC invests a portion of its assets in the Fund, and the remainder of its assets in a real estate investment trust ("REIT"), which is also advised and sub-advised by the Advisor and the Sub-Advisor, respectively. In addition, for another institutional client of Advisor, the Advisor invests this institutional client's assets as a discretionary investment manager in both the REIT and in a basket of securities that largely replicates the portfolio of the Fund. That client pays no investment management fee to the Advisor. The commercial mortgage backed securities ("CMBS") currently held by the Fund were purchased from that client, thereby establishing the Fund's initial portfolio [and the Fund may purchase additional CMBS from that client in the future].

      The LLC is not registered with the Securities and Exchange Commission ("SEC") as an investment company in reliance on the exception provided by
Section 3(c)(7) of the Investment Company Act of 1940, as amended ("1940 Act"). That section excepts a company from registration and, in general, regulation as an investment company if (with certain exceptions not relevant here) all of the company's securities are beneficially owned by "qualified purchasers." In general, a qualified purchaser is a person with more than $5 million in securities and similar investments, and an entity with more than $25 million in securities and similar investments.

      A company relying on Section 3(c)(7), however, generally is prohibited from owning more than 3% of the outstanding shares of a registered investment company (Section 12(d)(1) of the 1940 Act). Because the LLC owns approximately [70]% of the Fund, the LLC may not be in compliance with this 3% limitation. Moreover, the Advisor believes it cannot successfully manage the LLC if the LLC is subject to this 3% limitation.

      The Advisor therefore proposes to liquidate the LLC, distribute the Shares of the Fund and the REIT directly to the members of the LLC ("LLC Investors") pro rata based on their respective interests in the LLC, and enter into separately managed investment advisory agreements with each of the LLC Investors. Along with this proxy statement, the Advisor will send to the LLC Investors the appropriate documents to permit each LLC Investor to enter into this new arrangement, or to rescind its initial purchase of the LLC interests and receive the purchase price it paid, plus interest.

      This new arrangement, however, may raise additional regulatory issues. In general, under both the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), a registered investment company is (with certain exceptions not relevant here) restricted or prohibited from charging different investment management fees to different investors or classes of investors. The Advisor and Board are concerned that under the new arrangement the Fund may be deemed to be in violation of these provisions, because the Direct Investors would pay no investment management fee in connection with their investment in the Fund, and some of the LLC Investors would pay the Advisor an investment management fee in connection with the arrangement through which they may invest in the Fund.

      Accordingly, the Advisor and the Board propose to replace the sub-advisory agreement dated October 25, 2004 ("Current Investment Advisory Agreement") so the Fund will pay the Advisor an investment management fee. The Advisor will not charge any of the LLC Investors, or other future investors that participate in the Fund through a discretionary investment advisory agreement with Advisor, an additional investment management fee with respect to that portion of the Fund's assets that are invested in the Fund (except to the extent that such an additional fee would not be inconsistent with the 1940 Act or the Code). A similar change to the Investment Sub-Advisory Agreement will permit the Advisor to pay an advisory fee to the Sub-Advisor for sub-advisory services.

      As a result, the Advisor and the Board believe that the payment of the investment management fee by the Fund to the Advisor, under these circumstances, should permit the Fund to avoid the regulatory issues described above.

THE RESCISSION OFFERS

      The Advisor and the Board recognize that the Direct Investors, and the LLC Investor that is not paying an investment management fee to the Advisor, will be economically disadvantaged if the Fund begins paying an investment management fee. As a result (and for other reasons discussed in the Rescission Offers), the Fund is offering to repurchase Shares (and similarly, the LLC is offering to repurchase interests in the LLC) ("Rescission Offers"). Thus, a Shareholder may receive its original purchase price, plus interest, for its Shares. The Rescission Offers are included along with this Proxy Statement.

      The Rescission Offers include an explanation of why the Fund should pay an investment management fee, and it addresses the following other regulatory issues:

      o The Fund was formed October [ ], 2004. The Fund registered on January 24, 2005. Thus, the Fund was not registered when it made its initial investments in CMBS on January 4, 2005. Its status as an unregistered investment company made it ineligible to be treated as a federal tax pass through vehicle, and instead required it to be taxed as a regular corporation for its first fiscal year. As a result, the Fund owes taxes on those investments. The Advisor has reimbursed the Fund for the taxes, and has also paid it to cover the additional taxes the Fund owes because it received the reimbursement.

      o The disclosure in the Fund's private placement memorandum ("PPM") regarding its status under the Employee Retirement Income Security Act of 1974 ("ERISA") was inaccurate. The PPM indicated that the Fund would not constitute "plan assets" for purposes of ERISA, and thus would not become subject to a number of requirements and limitations under ERISA that are applicable to plan assets and the manager of plan assets. The Fund intended to avoid becoming plan assets by registering as an investment company under the 1940 Act prior to engaging in any investment activities, because a registered investment company is not considered to be plan assets. As discussed above, however, the Fund did engage in some investment activities prior to the time it registered as an investment company, and during that time it may have been considered to be plan assets under ERISA. Moreover, some of the assets in which the Fund invested while it may have been considered to be plan assets were below investment grade CMBS. Some of the issuers of these CMBS potentially may have themselves become plan assets as a result of the Fund's investment. The Advisor believes, however, that any potential ERISA issues relating to the CMBS issuers were cured when the Fund's investment company registration became effective, because the Fund no longer was deemed to be plan assets.

      o The distribution of Shares to the Direct Investors may not have been in technical compliance with the restrictions governing private placements, in that, among other things, certain investors who were not "accredited investors" (as defined in Regulation D of the Securities Act of 1933, as amended) may not have received all the information (especially audited financial information) that they should have received. There is a reasonable argument that, because the Direct Investors did not pay for their Shares, there were no violations of any of these provisions. However, in the interest of caution, the Fund includes a discussion of this potential defect in the Rescission Offers.

      o The Fund's PPM failed to contain information that it ought to have contained, including audited financial statements, information about the LLC, information about the Advisor's client from which the Fund purchased its initial CMBS portfolio, information about the portfolio holdings of the Fund at the time the Fund registered, and certain risk factors and potential conflicts of interest relating to the Fund. The Fund's amended PPM, which includes this information, also accompanies, but is not part of, this Proxy Statement.

      THE BOARD, INCLUDING THE DISINTERESTED DIRECTORS, HAVE UNANIMOUSLY APPROVED THESE PROPOSALS.

      PROPOSAL 1:      APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT
                       AUTHORIZING THE ADVISOR TO CHARGE A 1% MANAGEMENT FEE AND
                       INCLUDING AMENDMENT PROVISIONS

SUMMARY OF THE PROPOSAL

      The Current Investment Advisory Agreement provides for no investment management fee. It also does not contemplate the possibility of amendments. Proposal 1 seeks Shareholder approval to adopt the New Investment Advisory Agreement, expressly permitting an investment management fee and setting forth the procedure for adopting amendments. No substantive changes to the Current Investment Advisory Agreement exist except for the investment management fee and the amendment provisions in the New Investment Advisory Agreement.

      To date no investment management fees have been paid to the Advisor to the Fund. Had the proposed fee been in effect at the time the Current Investment Advisory Agreement was signed [__], until February 28, 2005 the amount due to the Advisor would have been
$[_______].

THE ADVISOR

      The Advisor has served as the Fund's advisor since [October 25, 2004] and currently serves as investment advisor to the Fund pursuant to the Current Investment Advisory Agreement between the Fund and Advisor dated October 25, 2004, which is the date it was last submitted to a vote of the Shareholders. As explained in more detail below, Shareholders are being asked to approve the New Investment Advisory Agreement. THE NEW INVESTMENT ADVISORY AGREEMENT WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT INVESTMENT ADVISORY AGREEMENT, EXCEPT THAT THE FUND WILL PAY THE ADVISOR A 1% INVESTMENT MANAGEMENT FEE AND THE AGREEMENT WILL INCLUDE AMENDMENT PROVISIONS.

      The Advisor, organized on October 2, 2000, is a Delaware limited liability company and an SEC-registered investment advisor under the Investment Advisers Act of 1940, as amended ("Advisers Act"). The business address of the Advisor is

12735 Morris Road, Suite 100, Alpharetta, GA 30004. Subject to the authority of the Board, the Advisor is responsible for overall management of the Fund's business affairs. In its investment process, the Advisor focuses on relative value opportunities in real estate markets.

      The Fund retained the Advisor to manage the investment of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund.

      The name and principal occupation of the principal executive officer and each director of the Advisor are set forth below. The business address of each listed person is 200 Witmer Road, Horsham, PA 19044.

            NAME              PRINCIPAL OCCUPATION
    Eric R. Lindner           President and Director
    Scot B. Barker            President and COO of GMAC Commercial Holding Corp.
    James A. Dalton           EVP of GMAC Commercial Holding Corp.
    Brian R. DiDonato         EVP/Managing Director of Advisor
    Paul J. Dolinoy           EVP of Advisor
    Charles J. Dunleavy       Vice Chairman of GMAC Commercial Holding Corp.
    Robert A. Fabiszewski     EVP/Managing Director of Advisor
    Robert D. Feller          Chief Executive Officer of Advisor
    Kurt L. Wright            SVP of Advisor

      The Advisor is a wholly-owned subsidiary of GMAC Commercial Mortgage Corporation ("GMACCM"), 200 Witmer Road, Horsham, PA 19044, and provides investment management services to institutional investors through a wide range of real estate related investment opportunities in the fixed income and equity asset classes. Through its affiliation with GMACCM, one of the largest commercial mortgage bankers in the United States, the Advisor has substantial resources available to achieve investment goals, including access to GMACCM's nationwide commercial mortgage network. The Advisor's investment programs include strategically tailored single client accounts and commingled Funds. As of December 31, 2004 the Advisor had [over $9.018 billion] of assets under management.

      Kurt Wright is the Chairman of the Board of the Fund as well as a Senior Vice President of the Advisor. There is no other officer or director of the Fund who is an officer, director, or shareholder of the Advisor.

      [Officers or Directors of the Fund who are not a director of the Advisor, but own securities or have any other material direct or indirect interest in the Advisor or any other person controlling, controlled by or under common control with the Advisor include
[_______]

      [_____], a director of the Fund, has been involved in a material transaction since the beginning of the most recent fiscal year, or in any material proposed transactions, to which the Advisor, GMACCM, or any subsidiary of either the Advisor or GMACCM (other than another fund) was or is to be a party.

RELEVANT PROVISIONS OF THE CURRENT INVESTMENT ADVISORY AGREEMENT

      The Current Investment Advisory Agreement provides that the Fund shall pay no fee to the Advisor for its services, and no such fees were paid (although the Fund pays an administrative fee to the Sub-Advisor). The Current Investment Advisory Agreement provides, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Current Investment Advisory Agreement, and will pay all salaries of the Fund's Directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor.

      The imposition of an investment management fee requires Shareholder approval.

THE NEW INVESTMENT ADVISORY AGREEMENT

The New Investment Advisory Agreement is substantially the same in all material respects as the Current Investment Advisory Agreement except that on the first business day of each month, the Fund will pay the Advisor, in advance, a management fee equal to 1/12th of 1% of the net assets of the Fund, as those net assets were calculated as of 4 pm on the last business day of the preceding month, and except for including amendment provisions. This is the only change being made to the Investment Advisory Agreement.

      A form of the New Investment Advisory Agreement is attached to this proxy statement as Exhibit A. Under the New Investment Advisory Agreement, the Advisor will continue to provide investment advisory services to the Fund, including making decisions regarding the acquisition, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time.

      Contingent upon receipt of Shareholder approval, the New Investment Advisory Agreement is expected to be effective by April [1], 2005, and will continue in effect until [March 31, 2007]. Thereafter, the New Investment Advisory Agreement will continue in effect from year to year, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's Directors; or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund; and (3) in either event by a majority of the Disinterested Directors. The Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

BOARD CONSIDERATIONS RELATING TO THE NEW INVESTMENT ADVISORY AGREEMENT

      On March 2 and March [10], 2005, the Board held meetings called for the purpose of considering the New Investment Advisory Agreement and, after careful review, determined that approving the New Investment Advisory Agreement was in the best interests of the Shareholders. In determining that the New Investment Advisory Agreement was in the best interests of the Shareholders, the Board considered all factors deemed to be relevant to the Fund, including, but not limited to:

      o In connection with restructuring the Fund in order to avoid various regulatory issues, we need to charge fees. The possibility that under the Current Investment Advisory Agreement, certain Shareholders may be deemed to be receiving a preferential dividend in violation of the Code, in that they do not pay investment management fees but hold the same class of Shares as other Shareholders;

      o The issues giving rise to the Rescission Offers and the Advisor's response thereto;

      o The nature, extent, and quality of the services provided are to be provided by the Advisor and the Directors' satisfaction with those services;

      o As an affiliate of GMACCM, it is a sophisticated player in the real estate securities market. The level and depth of knowledge of the Advisor. The Fund is part of a sophisticated trading strategy developed in part by the Advisor and the Sub-Advisor. It would be difficult to replicate that strategy through a different Advisor or Sub-Advisor;

      o The investment performance of the Advisor and the Fund (for the short period of time it has been in operation) compared with similar funds managed by other advisors;

      o The Investment management fee rate payable to the Advisor by the Fund and by other client accounts managed by the Advisor, and payable by similar funds managed by other advisors;

      o The total expense ratio of the Fund and of similar funds managed by other advisors;

      o The Advisor and Sub-Advisor provide access to markets the Shareholders would not otherwise have access to;

      o The cost of services to be provided and the profits to be realized by the Advisor and its affiliates from its relationship with the Fund;

      o The profitability of the Current Investment Advisory Agreement and its affiliates and the extent to which economies of scale would be realized as the Fund grows; and

      o Whether the fee levels reflect these economies of scale for the benefit of the Shareholders.

      In considering the approval of the New Investment Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Investment Advisory Agreement; that the Fund's performance is reasonable in relation to the performance of funds with similar investment objectives; and the proposed investment management fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.

REQUIRED VOTE

      Under the 1940 Act, the Board, including a majority of the Disinterested Directors, is required to approve the Fund's New Investment Advisory Agreement for its initial term and annually thereafter at a meeting called for the purpose of voting on its approval.

      AFTER CAREFULLY REVIEWING ALL OF THESE FACTORS AS WELL AS THE REQUIREMENTS OF THE CODE AND THE 1940 ACT, THE BOARD, INCLUDING THE DISINTERESTED DIRECTORS, [UNANIMOUSLY] APPROVED THE NEW INVESTMENT ADVISORY AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

      Approval of the New Investment Advisory Agreement also requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. A "majority of the outstanding voting securities" of the Fund, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Fund present at the Meeting at which a quorum (in person or by proxy) is present, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

      If the Shareholders approve the Proposal, the New Investment Advisory Agreement will become effective immediately. If Proposals 1, 2 and 3 are not approved, the Directors will consider other alternatives in the interest of the Shareholders.

      PROPOSAL 2:      APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT TO
                       INCLUDE A SUB-ADVISORY FEE AND AMENDMENT PROVISIONS

SUMMARY OF THE PROPOSAL

      The Current Investment Sub-Advisory Agreement (as defined below) provides for no investment management fee to be paid by the Advisor to the Sub-Advisor. The Fund currently does not pay any sub-advisor fee to the Sub-Advisor, although the Fund does pay an administration fee to the Sub-Advisor. Proposal 2 seeks Shareholder approval to adopt the New Investment Sub-Advisory Agreement, including a provision expressly permitting the Advisor to pay a sub-advisory fee to the Sub-Advisor. This will be the only substantive change to the Investment Sub-Advisory Agreement. Shareholders will not pay any additional fees. The Advisor will be paid a 1% fee and will pay it to the Sub-Advisor. Because the Sub-Advisor is jointly owned by the Advisor and HCM, the effect of passing the fee is that each of the Advisor and HCM receives 50% of the fee.

      As stated above, the Advisor serves as investment advisor to the Fund pursuant to the Current Investment Advisory Agreement. Pursuant to a sub-advisory agreement dated October 25, 2004 ("Current Investment Sub-Advisory Agreement"), the Advisor has engaged the Sub-Advisor to provide sub-investment advisory services" to the Fund.

      The New Investment Sub-Advisory Agreement will include provisions contemplating a sub-advisory fee to be paid by the Advisor to the Sub-Advisor and amendment provisions. THE NEW INVESTMENT SUB-ADVISORY AGREEMENT WILL CONTAIN

TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT INVESTMENT SUB-ADVISORY AGREEMENT, EXCEPT THAT THE ADVISOR WILL PAY THE SUB-ADVISOR AN INVESTMENT MANAGEMENT FEE AND IT WILL INCLUDE AMENDMENT PROVISIONS. THE FUND WILL NOT PAY A SUB-ADVISORY FEE TO THE SUB-ADVISOR.

THE SUB-ADVISOR

      The Sub-Advisor, an SEC registered investment advisor under the Advisers Act, is a Delaware limited liability company. The Sub-Advisor was organized in 1995 as Equitable Real Estate Hyperion Capital Advisors, LLC and changed its name in 1998 to Lend Lease Hyperion Capital Advisors, LLC and in 2003 to Hyperion GMAC Capital Advisors, LLC. The Sub-Advisor managed approximately [$1.64] billion of assets as of November 30, 2004. The business address of the Sub-Advisor is One Liberty Plaza, 36th floor, New York, New York 10006-1404.

      The Advisor retained the Sub-Advisor to assist with the management of the Fund's assets and to provide such investment research, advice and supervision, in conformity with the Fund's investment objectives and policies, as may be necessary for the operations of the Fund.

      In its investment process, the Advisor focuses on relative value opportunities, particularly in the mortgage backed securities ("MBS") and asset-backed securities ("ABS") markets. Subject to the authority of the Board, the Sub-Advisor is responsible for assisting the Advisor with the overall management of the Fund's business affairs.

      The Sub-Advisor is also sub advisor to Crystal River Capital, Inc. and The Hyperion Strategic Mortgage Income Fund, Inc., which are other HCM sponsored funds. [other funds to be inserted]

      Clifford E. Lai, President of the Fund, is the Sub-Advisor's Co-Chairman and a member of its Board of Managers.

      Thomas S. Doodian, Treasurer of the Fund, is the Comptroller and CFO of the Sub-Advisor and is a member of the Board of Managers.

      Officers or directors of the Fund who are not directors of the Sub-Advisor, but own securities or have any other material direct or indirect interest in the Sub-Advisor or any other person controlling, controlled by or under common control with the Sub-Advisor include [_______]

      No officer, director or employee of the Sub-Advisor, except for [Daniel S. Kim, Tom Doodian, Jeff Williams and Kurt Wright], is an officer, or Director of the Fund.

      There is no known reason that the financial condition of the Sub-Advisor would be reasonably likely to impair the financial ability of the Sub-Advisor to fulfill its commitment to the Advisor under the New Investment Sub-Advisory Agreement.

RELEVANT PROVISIONS OF THE CURRENT INVESTMENT SUB-ADVISORY AGREEMENT

      On October 25, 2004, the Shareholders and the Board, including those persons identified as interested persons and a majority of the Disinterested Directors, approved the Current Investment Sub-Advisory Agreement. Pursuant to the Current Investment Sub-Advisory Agreement, the Advisor has engaged the Sub-Advisor to provide sub-investment advisory services for investments. Although the Sub-Advisor will make all decisions with respect to the Fund's investments on behalf of the Advisor, the amount of the Fund's assets allocated to these investments will be determined by the Advisor.

      The overall portfolio management strategy undertaken by the Sub-Advisor on behalf of the Fund is mutually determined by the Advisor and the Sub-Advisor. The execution of the management strategy is conducted under the general supervision and direction of Kurt Wright.

      The Investment Sub-Advisory Agreement provides that the Advisor shall pay no fee to the Sub-Advisor for its services, and no such fees were paid (except that the Fund pays an administrative fee to the Sub-Advisor. The Current Investment Sub-Advisory Agreement provides, among other things, that the Sub-Advisor will bear all expenses of its employees and overhead incurred in connection with its duties under the Investment Sub-Advisory Agreement, and will pay all salaries of the Fund's Directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Sub-Advisor.

      The Fund is seeking Shareholder approval to permit the Advisor to pay the Sub-Advisor a Sub-Advisory fee.

THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

      The New Investment Sub-Advisory Agreement is substantially the same as the Current Investment Sub-Advisory Agreement except the Advisor will pay to the Sub-Advisor the management fee that the Advisor receives from the Fund pursuant to paragraph 4 of the Advisory Agreement, and it will include amendment provisions. The Advisor will make this payment promptly upon receiving the management fee, but the Advisor shall have no obligation to make any payment to the Sub-Advisor under this provision unless and until the Advisor receives payment of the management fee from the Fund. This is the only change being made to the Investment Sub-Advisory Agreement.

      A form of the New Investment Sub-Advisory Agreement is attached to this proxy statement as Exhibit B. Under the New Investment Sub-Advisory Agreement, the Sub-Advisor will continue to act as Sub-Advisor to the Fund. All services under the New Investment Sub-Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Code, any other applicable provision of law, the Fund's Charter and By-Laws, any policies adopted by the Board, and the investment policies of the Fund as disclosed in its registration statement on file with the SEC, as amended from time to time.

      The New Investment Sub-Advisory Agreement will be effective upon shareholder approval, and will continue in effect until March 31, 2007. Thereafter, the New Investment Sub-Advisory Agreement will continue in effect from year to year, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's Directors; or (2) a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund; and (3) in either event by a majority of the Disinterested Directors.

BOARD CONSIDERATIONS RELATING TO THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

      On March 2 and March 10, 2005, the Board held meetings called for the purpose of considering the New Investment Sub-Advisory Agreement and, after careful review, determined that approving the New Investment Sub-Advisory Agreement was in the best interests of the Shareholders. The Board considered a wide range of information, including information of the type they would consider when determining to continue the Fund's Current Investment Sub-Advisory Agreement. In determining that the New Investment Sub-Advisory Agreement was in the best interests of the Shareholders, the Board considered all factors deemed to be relevant to the Fund, including all of the factors considered when reviewing the New Investment Advisory Agreement, as well as the following:

      o the Fund will not incur additional expenses by permitting the Advisor to pay on a sub-advisory fee to the Sub-Advisor;

      o the expectation that the operation of the Sub-Advisor and the day-to-day management of the Fund's portfolio will remain unchanged;

      o the Sub-Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), research and credit analysis resources and investment process will remain unchanged;

      o the terms of the New Investment Sub-Advisory Agreement will be the same as those of the Current Investment Sub-Advisory Agreement, but for the fee and a provision regarding amendments; and

      o the nature, extent and quality of the services that the Sub-Advisor has been providing to the Fund will remain unchanged.

      In considering the approval of the New Investment Sub-Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Sub-Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the New Investment Sub-Advisory Agreement; that the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives; and that the proposed Sub-Advisory fee to be paid by the Advisor is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Sub-Advisor.

REQUIRED VOTE

         Under the 1940 Act, the Board, including a majority of the Disinterested Directors, is required to approve the New Investment Sub-Advisory Agreement for its initial term and from year to year thereafter at a meeting called for the purpose of voting on such matters.

         AFTER CAREFULLY REVIEWING ALL OF THESE FACTORS, THE BOARD, INCLUDING THE DISINTERESTED DIRECTORS, [UNANIMOUSLY] APPROVED THE NEW INVESTMENT SUB-ADVISORY AGREEMENT AND RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2.

         Approval of the New Investment Sub-Advisory Agreement also requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act and described above.

         If the Shareholders approve the Proposal, the new Investment Sub-Advisory Agreement will become effective immediately. If Proposals 1, 2 and 3 are not approved, the Directors will consider other alternatives in the interests of Shareholders.


         PROPOSAL 3:  APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT
                      AS A RESULT OF THE PURCHASE TRANSACTION

SUMMARY OF THE PROPOSAL

         As discussed above HCM owns 50% of the Sub-Advisor. HCM's parent company HHI An indirect owner of the Sub-Advisor has entered into a Purchase Transaction (as defined below) whereby it will be acquired. The Investment Sub-Advisory Agreement will terminate automatically by its terms due to this indirect change of control. Therefore, this Proxy Statement also seeks Shareholder approval to enter into the Additional New Investment Sub-Advisory Agreement identical to the Investment Sub-Advisory Agreement in effect immediately prior to the completion of the Purchase Transaction.

RELEVANT PROVISIONS OF THE SUB-ADVISOR AGREEMENT

         By the terms of the Current and New Investment Sub-Advisory Agreements, each will terminate automatically in the event of its assignment. An indirect change of control of the Sub-Advisor is considered an assignment pursuant to the 1940 Act.

         Shareholders are being asked to approve an Additional New Investment Sub-Advisory Agreement between the Advisor and the Sub-Advisor because of a change in control resulting from the Purchase Transaction. Under the 1940 Act, a change in control triggers assignment of an advisory agreement, and an assignment results in the automatic termination of the advisory agreement. Therefore the Investment Sub-Advisory Agreement will automatically terminate upon the consummation of the Purchase Transaction.

         THE ADDITIONAL NEW INVESTMENT SUB-ADVISORY AGREEMENT IS SUBSTANTIALLY SIMILAR TO THE NEW INVESTMENT SUB-ADVISORY AGREEMENT PROPOSED IN PROPOSAL 2.

OWNERSHIP OF THE SUB-ADVISOR

         The Sub-Advisor, an SEC registered investment advisor under the Advisers Act, is a Delaware limited liability company. The Sub-Advisor was organized in 1995 as Equitable Real Estate Hyperion Capital Advisors, LLC and changed its name in 1998 to Lend Lease Hyperion Capital Advisors, LLC and in 2003 to Hyperion GMAC Capital Advisors, LLC. The Sub-Advisor managed approximately [$1.64] billion of assets as of [November 30], 2004. The business address of the Sub-Advisor is One Liberty Plaza, 36th floor, New York, New York 10006-1404.

         GMACCM and HCM each have a 50% interest in the Sub-Advisor. GMAC Commercial Mortgage Corporation is the owner of the Advisor. The Advisor's ownership structure is discussed above.

         HCM is a Delaware corporation organized in February 1989 and an SEC-registered investment advisor under the Advisers Act. The business address of HCM and its officers and directors is One Liberty Plaza, 36th floor, New York, New York 10006-1404. HCM is a wholly-owned subsidiary of HCM Holdings, Inc. ("HHI"). LSR Capital HCM LLC ("LSR") owns 61.75% of HHI, with the executive management of HCM owning the portion of HHI not owned by LSR. LSR Hyperion Corp. is the managing member of LSR. Lewis Ranieri is the sole shareholder of LSR Hyperion Corp. LSR and the management owners of HHI have agreed, pursuant to a Stock Purchase Agreement dated as of February 11, 2005, to sell all of their ownership in HHI to Brascan Financial (U.S.) Corporation, which is a wholly-owned subsidiary of Brascan Corporation (the foregoing is referred to as the "Purchase Transaction"). The Purchase Transaction is expected to close by April 30, 2005. If for any reason, the proposed Purchase Transaction is not completed, the Investment Sub-Advisory Agreement then in effect will remain in effect.

         There is no known reason that the financial condition of the Sub-Advisor after the Purchase Transaction would be reasonably likely to impair the financial ability of the Sub-Advisor to fulfill its commitment to the Advisor under the additional New Investment Sub-Advisory Agreement.

THE ADDITIONAL NEW INVESTMENT SUB-ADVISORY AGREEMENT

         The Additional New Investment Sub-Advisory Agreement is substantially similar to the New Investment Sub-Advisory Agreement except that the initial term of the Additional New Investment Sub-Advisory Agreement will reflect the date on which the Purchase Transaction is consummated (currently anticipated to be on or about April 30, 2005) as its new effective date.

         A form of the Additional New Investment Sub-Advisory Agreement is attached to this proxy statement as Exhibit C.

         The Additional New Investment Sub-Advisory Agreement will continue in effect until [2007]. Thereafter, the Additional New Investment
Sub-Advisory Agreement will continue in effect from year to year, provided its continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the Fund's Directors; or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Fund; and (3) in either event by a majority of the Disinterested Directors.

BOARD CONSIDERATIONS RELATING TO THE NEW INVESTMENT SUB-ADVISORY AGREEMENT

         On March 2 and March [10], 2005, the Board held meetings called for the purpose of considering the Additional New Investment Sub-Advisory Agreement and, after careful review, determined that approving the Additional New Investment Sub-Advisory Agreement was in the best interests of the Shareholders. At the meeting, senior officers of the Advisor discussed the Purchase Transaction and discussed the need to approve the Additional New Investment Sub-Advisory Agreement due to the potential change of control of the Sub-Advisor. The Board considered a wide range of information, including information of the type they would consider when determining to continue the Fund's Current Investment Sub-Advisory Agreement. In determining that the New Investment Sub-Advisory Agreement was in the best interests of the Shareholders, the Board considered all factors deemed to be relevant to the Fund, including all of the factors considered when reviewing the New Investment Advisory Agreement, as well as the following:

         o the expectation that the operation of the Sub-Advisor and the day-to-day management of the Fund's portfolio will remain unchanged;

         o the Sub-Advisor and its personnel (including particularly those personnel with responsibilities for providing services to the Fund), research and credit analysis resources and investment process will remain unchanged;

         o the Sub-Advisor will have access to the resources and personnel of Brascan Corporation;

         o the owners and financial viability of the Sub-Advisor will remain unchanged;

         o the terms of the New Investment Sub-Advisory Agreement will be the same as those of the New Investment Sub-Advisory Agreement; and

         o the nature, extent and quality of the services that the Sub-Advisor has been providing to the Fund will remain unchanged.

         In considering the approval of the Additional New Investment Sub-Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board's evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Sub-Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Additional New Investment Sub-Advisory Agreement; that the performance of the Fund is reasonable in relation to the performance of funds with similar investment objectives; and that the proposed Sub-Advisory fee to be paid by the Advisor is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Sub-Advisor. The Board further determined that the change in control of the Sub-Advisor did not present any material change in the type and quality of service it would provide to the Fund.

REQUIRED VOTE

         Under the 1940 Act, the Board, including a majority of the Disinterested Directors, is required to approve the New Investment Sub-Advisory Agreement for its initial term and annually thereafter at a meeting called for the purpose of voting on such matters.

         AFTER CAREFULLY REVIEWING ALL OF THESE FACTORS, THE BOARD, INCLUDING THE DISINTERESTED DIRECTORS, [UNANIMOUSLY] APPROVED THE ADDITIONAL NEW INVESTMENT SUB-ADVISORY AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 3.

         Approval of the Additional New Investment Sub-Advisory Agreement also requires the vote of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act and described above. If Proposals 1, 2, and 3 are not approved, the Directors will consider other alternatives in the interests of Shareholders.

         If the Shareholders approve the Proposal, the Additional New Investment Sub-Advisory Agreement will become effective upon the consummation of the Purchase Transaction. If the Proposal is not approved, the Investment Sub-Advisory Agreement in effect immediately prior to the Purchase Transaction will expire upon the consummation of the Purchase Transaction and the Board will consider what steps to take in the best interests of Shareholders.

ADDITIONAL INFORMATION

         Shareholders of record or beneficial owners as of the Record Date may request a free copy of the Fund's annual report for the fiscal year ended January 31, 2005, which includes audited financial statements, by writing [ contact person ] at GMAC Institutional Advisors, LLC, One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404 or by calling toll free [_if no toll free number, must include a self-addressed postage paid card for requesting annual report__.

         The Fund will send a proxy statement to each Shareholder of record, even if that means multiple proxy statements may be mailed to the same address.

         [List of Directors and executive officers substantial interest, direct or indirect, by security holdings or otherwise.]

OWNERSHIP OF SECURITIES

          [The dollar amount and number of shares held by directors and executive officers, also indicate any shares which they have the right to acquire and any beneficial ownership to be inserted.]

         [Information on the purchase or sale of securities of Advisor, its parent and subsidiaries since the beginning of most recently complete fiscal year by any director to be inserted.]

PRINCIPAL SHAREHOLDERS

         As of [_______ __], 2005, the Fund does not know of any person other than those identified below who owns beneficially 5% or more of the outstanding Common Shares of the Fund.

--------------------------------------------------------------------------------
Shareholder           Number of Common Shares      Percentage of Common Shares
                      Owned                        as of [______ __], 2005
--------------------------------------------------------------------------------
Quadrant Fund LLC             []                             []
12735 Morris Road
Suite 100
Alpharetta, GA 30004
--------------------------------------------------------------------------------

         [In addition, the Directors and officers of the Fund and their associates, in the aggregate, owned less than 1% of the Fund's outstanding shares as of [________ __], 2005.]

ADMINISTRATION AND SUB-ADMINISTRATION

         HCM will provide administrative services to the Fund. HCM will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and will provide the Fund with administrative office facilities. HCM's fee for these services is included in the monthly fee described in the Fee Table attached as EXHIBIT D. Because the Fund is planning to enter into a New Investment Advisory Agreement which will impose an investment management fee to be paid by the Fund to the Advisor, the fee table in EXHIBIT D shows both current and pro forma fees and examples.

         The Fund and HCM have entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("Sub-administrator"). The Sub-administrator will perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund, and preparing reports and other documents required by federal, state, and other applicable laws and regulations. For these services and based on an estimated Fund size of $100 million, HCM will pay a monthly fee at an annual rate of at least $50,000.


                                  OTHER MATTERS

         No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of Shareholders properly come before the Meeting, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                              SHAREHOLDER PROPOSALS

         Shareholders wishing to nominate Directors or submit other proposals not provide notice in writing to the Secretary of the Fund. [The Fund's policies regarding Shareholder proposals are to be inserted.] [In order to be considered at the Fund's 2005 annual meeting, Shareholder proposals must be received by the Fund no later than [____], 2005 and must satisfy the other requirements of the federal securities laws. The chairperson of the Meeting may refuse to acknowledge a nomination or other proposal by a Shareholder that is not made in the manner described above.] Shareholders may send communications or proposals to the attention of Daniel S. Kim, Secretary of the Fund, [___________________], One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404].



                           NOTICE TO BANKS AND VOTING
                           TRUSTEES AND THEIR NOMINEES

         Please advise the Fund, at One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.


                                             By order of the Board of Directors,




                                             Daniel S. Kim
                                             Secretary

Dated:  March [__], 2005

                               QUADRANT FUND, INC.

          PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS MARCH[__], 2005

The undersigned appoints as proxies Daniel S. Kim, Jeff Williams and Kurt Wright, and each of them (with power of substitution), to vote all the undersigned's shares in Quadrant Fund, Inc. ("Fund") at the Special Meeting of Shareholders to be held on March 31, 2005, at 10:00 a.m. Eastern Time at the offices of Quadrant Funds, Inc., One Liberty Plaza, 165 Broadway, 36th Floor, New York, New York 10006-1404, and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS PROXY ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

***CONTROL NUMBER: 999 999 999 999 99***

                       Please fold and detach card at perforation before mailing


            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
           PLEASE SIGN AND DATE THE OTHER SIDE OF THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE FILL IN THE BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]


                                                                                     FOR          AGAINST         ABSTAIN
1.  To approve a new Investment Advisory Agreement between the Fund and GMAC         [ ]            [ ]             [ ]
Institutional Advisors, LLC ("Advisor"), authorizing the Advisor to charge the
Fund a 1% investment management fee and including amendment provisions
(Proposal 1).

2.  To approve a new Investment Sub-Advisory Agreement between the Advisor and       [ ]            [ ]             [ ]
Hyperion GMAC Capital Advisors, LLC ("Sub-Advisor"), authorizing the Advisor to pay an investment management fee to the Sub-Advisor and including amendment provisions (Proposal 2).

3.  To authorize the Advisor and Sub-Advisor to enter into a new Investment          [ ]            [ ]             [ ]
Sub-Advisory Agreement as a result of a change in control, such Investment
Sub-Advisory Agreement to be substantially similar to the Investment
Sub-Advisory Agreement proposed in Proposal 2 (Proposal 3).

4.  To transact such other business as may properly come before the meeting          [ ]            [ ]             [ ]
and any adjournment thereof.

                                  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

                                                     [NAME AND ADDRESS]


                                                     PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE. IF
                                                     SHARES ARE HELD IN THE NAME OF JOINT OWNERS,
                                                     EACH SHOULD SIGN. ATTORNEYS-IN-FACT, EXECUTORS,
                                                     ADMINISTRATORS, ETC. SHOULD SO INDICATE. IF
                                                     SHAREHOLDER IS A CORPORATION OR PARTNERSHIP,
                                                     PLEASE SIGN IN FULL CORPORATE OR PARTNERSHIP
                                                     NAME BY AUTHORIZED PERSON.

                                                     Date___________________________________

                                (PLEASE SIGN IN BOX)
                                -----------------------------------------------

                                -----------------------------------------------
                                Signature (owner, trustee, custodian, etc.)

                                                                       EXHIBIT A
                                                                       ---------

                      FORM OF INVESTMENT ADVISORY AGREEMENT

            AGREEMENT dated April [1], 2005 between Quadrant Fund, Inc. (the "Fund"), a Maryland corporation, and GMAC Institutional Advisors, LLC (the "Advisor"), a Delaware limited liability company.

            In consideration of the mutual promises. and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

            1.    IN GENERAL
                  ----------

            The Advisor agrees, all as more fully set forth herein, to act as investment advisor to the Fund with respect to the investment of the Fund's assets and to supervise and arrange the purchase of securities for and the sale of securities held in the investment portfolio of the Fund.

            2. DUTIES AND OBLIGATIONS OF THE ADVISOR WITH RESPECT TO INVESTMENTS OF ASSETS OF THE FUND
                  -----------------------------------------------------

                  (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Fund's Board of Directors, the Advisor shall(i) act as investment advisor for and supervise and manage the investment and reinvestment of the Fund's assets and in connection therewith have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph3 hereof, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund.

                  (b) In the performance of its duties under this Agreement, the Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the "Act"),and of any rules or regulations in force thereunder; (ii) any other applicable provision of law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time; and (iv)any policies and determinations of the Board of Directors of the Fund.

                  (c) The Adviser will bear all costs and expenses of its employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Fund who are affiliated persons (as defined in the Act) of the Adviser.

                  (d) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

                  (e) Nothing in this Agreement shall prevent the Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other other person, firm or corporation, or from engaging in any lawful activity, and shall not in any way limit or restrict the Adviser or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

            3.    PORTFOLIO TRANSACTIONS AND BROKERAGE
                  ------------------------------------

            The Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such securities dealers as may, in the judgment of the Adviser, implement the policy of the Fund to obtain the best net result taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund.

            4.    COMPENSATION OF THE ADVISER
                  ---------------------------

            On the first business day of each month, the Fund will pay the Advisor, in advance, a management fee equal to 1/12th of 1% of the net assets of the Fund, as those net assets were calculated as of 4 pm on the last business day of the preceding month.

            5.    INDEMNITY
                  ---------

                  (a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser's directors, officers, employees and agents (including any individual who serves at the Adviser's request as director, officer, partner, trustee or the like of another corporation or other entity) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this
Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee rising by reason of (i) willful misfeasance, (ii) bad faith,
(iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suitor other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund.

                  (b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that it is entitled to such indemnification and if the directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide security for this undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum consisting of directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry),that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                  (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii)if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations regarding advance payments in connection with the expense of defending any proceeding shall be authorized in accordance with the immediately preceding clause (2) above.

            The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

            6.    DURATION, TERMINATION AND AMENDMENT
                  -----------------------------------

            This Agreement shall become effective on the date first set forth above and shall continue until March 31, 2007. This Agreement shall continue thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Investment Company Act of 1940.

            This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty days' notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Investment Company Act of 1940).

            This Agreement may be amended at any time, but only by written agreement between the Advisor and the Fund, which amendment must be approved by the Board as required by the 1940 Act.

            7. NOTICES
               -------

            Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the earlier of the date actually received or on the fourth day after the postmark if such notice is mailed first class postage prepaid.

            8.    GOVERNING LAW
                  -------------

            This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the Act.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.

                                    QUADRANT FUND, INC.

                                    By:
                                         -------------------
                                         Name:   Clifford E. Lai
                                         Title:  President


                                    GMAC INSTITUTIONAL ADVISORS, LLC

                                    By:
                                         -------------------
                                         Name:   Thomas H. Mattinson
                                         Title:  Senior Vice President

                                                                       EXHIBIT B
                                                                       ---------


                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT, dated April [1], 2005, between GMAC Institutional Advisors, LLC (the "Adviser"), a Delaware limited liability company, and Hyperion GMAC Capital Advisors, L.L.C. (the "Sub-Adviser"), a Delaware limited liability company.

      WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") as of April [1], 2005, with Quadrant Fund, Inc. (the "Fund"), a Maryland corporation; and

      WHEREAS, the Adviser seeks to retain the Sub-Adviser in connection with the Adviser's duties and obligations under said Investment Advisory Agreement and the Sub-Adviser desires to provide such assistance.

      NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

      1.    IN GENERAL
            ----------

            The Sub-Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Adviser with respect to the investment of all of the Fund's assets and to provide investment research and advice with respect to, supervise and arrange the purchase of assets for and the sale of assets held in the investment portfolio of the Fund (the "Portfolio").

      2. DUTIES AND OBLIGATIONS OF THE SUB-ADVISER WITH RESPECT TO INVESTMENTS OF ASSETS OF THE FUND
            ---------------------------------------------------------

            (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Adviser, the Sub-Adviser shall
      (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Portfolio only and in connection therewith have complete discretion in purchasing and selling assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of assets held in the Portfolio.

            (b) In the performance of its duties under this Agreement, the Sub-Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the "Act"), and of any rules or regulations in force thereunder;
      (ii) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and of any rules or regulations in force thereunder; (iii) any other applicable provision of law; (iv) any policies and determinations of the Board of Directors of the Fund and of the Adviser; and (v) the provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time.

            (c) The Sub-Adviser will bear all costs and expenses of its members and employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Fund who are affiliated persons (as defined in the Act) of the Sub-Adviser.

            (d) The Sub-Adviser shall give the Adviser the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

            (e) Nothing in this Agreement shall prevent the Sub-Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

            (f) (i) The Adviser will have sole and absolute discretion to determine the amount or percentage of Fund assets to be invested. The Sub-Adviser shall invest the Fund's assets as soon as practicable or at such later time as the Adviser may direct after funds are made available for investment. From time to time the Adviser may determine to increase or decrease the amount or percentage of Fund assets to be invested. If the Adviser determines to increase such amount or percentage, the Sub-Adviser shall invest such additional funds as soon as practicable, or at such later time as the Adviser may direct, after (i) notice of such increase is given to the Sub-Adviser and (ii) such additional funds are made available for investment. If, on the other hand, the Adviser determines to decrease such amount or percentage, the Sub-Adviser shall, as soon as practicable, or at such later time as the Adviser may direct, after notice of such decrease is given to the Sub-Adviser, liquidate that portion of the Portfolio required for the Portfolio to represent the desired amount or percentage of the Fund assets and cause such liquidated assets to be available to the Adviser.

                (ii) Hedging of positions in the Portfolio, if any, will be undertaken by the Adviser in consultation with the Sub-Adviser.

            (g) The Sub-Adviser shall provide the Adviser with monthly reports within 5 business days of the end of each month and quarterly reports within 7 business days of the end of each calendar quarter. Such reports shall include (i) an itemized print-out of the Portfolio as of the last day of the period, including the current market value thereof (ii) a statement of the Sub-Adviser's advice concerning the Fund's investments in light of the objectives of the Fund and the then current market conditions, (iii) a print-out of the performance of the Portfolio relative to a mutually agreed upon securities index, and (iv) such other information as the Adviser may from time to time reasonably request.

      3.    PORTFOLIO TRANSACTIONS AND BROKERAGE
            ------------------------------------

            The Sub-Adviser is authorized, for the purchase and sale of the securities in the Portfolio, to employ such securities dealers as may, in the judgment of the Sub-Adviser, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Sub-Adviser is authorized to direct the execution of Portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Sub-Adviser to be useful or valuable to the performance of its investment advisory functions for the Portfolio. In addition, the Sub-Adviser may give proper instructions to the Fund's custodian. The Adviser, upon the Sub-Adviser's request, shall confirm such authority to the Custodian.

      4.    COMPENSATION OF THE SUB-ADVISER
            -------------------------------

            The Advisor will pay to the Sub-Advisor the management fee that the Advisor receives from the Fund pursuant to paragraph 4 of the Advisory Agreement. The Advisor will make this payment promptly upon receiving the management fee, but the Advisor shall have no obligation to make any payment to the Sub-Advisor under this provision unless and until the Advisor receives payment of the management fee from the Fund.

      5.    INDEMNITY
            ---------

            (a) Subject to and only to the extent of the indemnification provided to the Adviser by the Fund in the Advisory Agreement, the Adviser hereby agrees to indemnify the Sub-Adviser and each of the Sub-Adviser's directors, officers, employees and agents (including any individual who serves at the Sub-Adviser's request as director, officer, partner, trustee or the like of another corporation or other entity in connection with the Sub-Adviser's duties under this Agreement) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and the Adviser and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Adviser or the Fund or its stockholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination, in accordance with paragraph 5(c) below, that such settlement or compromise is in the best interests of the Fund and the Adviser and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and the Adviser and did not involve disabling conduct by such indemnitee,
      (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by the Adviser and (4) the indemnity provided herein shall only be effective if, and to the extent, the Adviser is indemnified by the Fund pursuant to the Advisory Agreement for the loss related to such indemnity.

            (b) To the extent made available to the Adviser pursuant to the Advisory Agreement, the Adviser shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Adviser receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Adviser, unless it is subsequently determined that it is entitled to such indemnification and if the Adviser and the directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide security for this undertaking, (B) the Adviser and the Fund shall be insured against losses arising by reason of any lawful advances, (C) a majority of a quorum consisting of directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or (D) an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) the Advisor together with a majority vote of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations regarding advance payments in connection with the expense of defending any proceeding shall be authorized in accordance with the immediately preceding clause (2) above.

      The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

      6.    DURATION, TERMINATION AND AMENDMENT
            -----------------------------------

            (a) This Agreement shall become effective on the date first set forth above and shall continue until April 30, 2007. This Agreement shall continue thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Investment Company Act of 1940.

            (b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Adviser sixty days' written notice (which notice may be waived by the Adviser) and may be terminated by the Adviser at any time without penalty upon giving the Sub-Adviser sixty days' notice (which notice may be waived by the Sub-Adviser); provided that such termination by the Adviser shall be effected if so directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Investment Company Act of 1940). The Sub-Adviser represents that it is a corporation and will notify the Adviser promptly after any change in control of such corporation, as defined in Section 2(a)(9) of the Act.

            (c) This Agreement may be amended at any time, but only by written agreement between the Adviser and the Subadviser, which amendment must be approved by the Board of the Fund as required by the 1940 Act.

      7.    NOTICES
            -------

            Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the date actually received.

      8.    GOVERNING LAW
            -------------

            This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the Act.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.



                              GMAC INSTITUTIONAL ADVISORS, LLC

                              By:
                                   -------------------------
                                   Name:   Thomas H. Mattinson
                                   Title:  Senior Vice President


                              HYPERION GMAC CAPITAL ADVISORS, L.L.C.

                              By:
                                   -------------------------
                                   Name:   Clifford E. Lai
                                   Title:  President

                                                                       EXHIBIT C
                                                                       ---------

                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT, dated April [ ], 2005, between GMAC Institutional Advisors, LLC (the "Adviser"), a Delaware limited liability company, and Hyperion GMAC Capital Advisors, L.L.C. (the "Sub-Adviser"), a Delaware limited liability company.

      WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the "Advisory Agreement") as of April [1], 2005, with Quadrant Fund, Inc. (the "Fund"), a Maryland corporation; and

      WHEREAS, the Adviser seeks to retain the Sub-Adviser in connection with the Adviser's duties and obligations under said Investment Advisory Agreement and the Sub-Adviser desires to provide such assistance.

      NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed by and between the parties hereto as follows:

      1.    IN GENERAL
            ----------

            The Sub-Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Adviser with respect to the investment of all of the Fund's assets and to provide investment research and advice with respect to, supervise and arrange the purchase of assets for and the sale of assets held in the investment portfolio of the Fund (the "Portfolio").

      2. DUTIES AND OBLIGATIONS OF THE SUB-ADVISER WITH RESPECT TO INVESTMENTS OF ASSETS OF THE FUND
            ---------------------------------------------------------

            (a) Subject to the succeeding provisions of this paragraph and subject to the direction and control of the Adviser, the Sub-Adviser shall
      (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Portfolio only and in connection therewith have complete discretion in purchasing and selling assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities on behalf of the Fund; (ii) supervise continuously the investment program of the Fund and the composition of its investment portfolio; and (iii) arrange, subject to the provisions of paragraph 3 hereof, for the purchase and sale of assets held in the Portfolio.

            (b) In the performance of its duties under this Agreement, the Sub-Adviser shall at all times conform to, and act in accordance with, any requirements imposed by (i) the provisions of the Investment Company Act of 1940 (the "Act"), and of any rules or regulations in force thereunder;
      (ii) the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and of any rules or regulations in force thereunder; (iii) any other applicable provision of law; (iv) any policies and determinations of the Board of Directors of the Fund and of the Adviser; and (v) the provisions of the Articles of Incorporation and By-Laws of the Fund, as such documents are amended from time to time.

            (c) The Sub-Adviser will bear all costs and expenses of its members and employees and any overhead incurred in connection with its duties hereunder and shall bear the costs of any salaries or directors fees of any officers or directors of the Fund who are affiliated persons (as defined in the Act) of the Sub-Adviser.

            (d) The Sub-Adviser shall give the Adviser the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any act or omission or for any loss sustained by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

            (e) Nothing in this Agreement shall prevent the Sub-Adviser or any director, officer, employee or other affiliate thereof from acting as investment adviser for any other person, firm or corporation, or from engaging in any other lawful activity, and shall not in any way limit or restrict the Sub-Adviser or any of its partners, officers, employees or agents from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser will undertake no activities which, in its judgment, will adversely affect the performance of its obligations under this Agreement.

            (f) (i) The Adviser will have sole and absolute discretion to determine the amount or percentage of Fund assets to be invested. The Sub-Adviser shall invest the Fund's assets as soon as practicable or at such later time as the Adviser may direct after funds are made available for investment. From time to time the Adviser may determine to increase or decrease the amount or percentage of Fund assets to be invested. If the Adviser determines to increase such amount or percentage, the Sub-Adviser shall invest such additional funds as soon as practicable, or at such later time as the Adviser may direct, after (i) notice of such increase is given to the Sub-Adviser and (ii) such additional funds are made available for investment. If, on the other hand, the Adviser determines to decrease such amount or percentage, the Sub-Adviser shall, as soon as practicable, or at such later time as the Adviser may direct, after notice of such decrease is given to the Sub-Adviser, liquidate that portion of the Portfolio required for the Portfolio to represent the desired amount or percentage of the Fund assets and cause such liquidated assets to be available to the Adviser.

                (ii) Hedging of positions in the Portfolio, if any, will be undertaken by the Adviser in consultation with the Sub-Adviser.

            (g) The Sub-Adviser shall provide the Adviser with monthly reports within 5 business days of the end of each month and quarterly reports within 7 business days of the end of each calendar quarter. Such reports shall include (i) an itemized print-out of the Portfolio as of the last day of the period, including the current market value thereof (ii) a statement of the Sub-Adviser's advice concerning the Fund's investments in light of the objectives of the Fund and the then current market conditions, (iii) a print-out of the performance of the Portfolio relative to a mutually agreed upon securities index, and (iv) such other information as the Adviser may from time to time reasonably request.

      3.    PORTFOLIO TRANSACTIONS AND BROKERAGE
            ------------------------------------

            The Sub-Adviser is authorized, for the purchase and sale of the securities in the Portfolio, to employ such securities dealers as may, in the judgment of the Sub-Adviser, implement the policy of the Fund to obtain the best net results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Sub-Adviser is authorized to direct the execution of Portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Sub-Adviser to be useful or valuable to the performance of its investment advisory functions for the Portfolio. In addition, the Sub-Adviser may give proper instructions to the Fund's custodian. The Adviser, upon the Sub-Adviser's request, shall confirm such authority to the Custodian.

      4.    COMPENSATION OF THE SUB-ADVISER
            -------------------------------

            The Advisor will pay to the Sub-Advisor the management fee that the Advisor receives from the Fund pursuant to paragraph 4 of the Advisory Agreement. The Advisor will make this payment promptly upon receiving the management fee, but the Advisor shall have no obligation to make any payment to the Sub-Advisor under this provision unless and until the Advisor receives payment of the management fee from the Fund.

      5.    INDEMNITY
            ---------

            (a) Subject to and only to the extent of the indemnification provided to the Adviser by the Fund in the Advisory Agreement, the Adviser hereby agrees to indemnify the Sub-Adviser and each of the Sub-Adviser's directors, officers, employees and agents (including any individual who serves at the Sub-Adviser's request as director, officer, partner, trustee or the like of another corporation or other entity in connection with the Sub-Adviser's duties under this Agreement) (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 5 or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and the Adviser and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful; provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Adviser or the Fund or its stockholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination, in accordance with paragraph 5(c) below, that such settlement or compromise is in the best interests of the Fund and the Adviser and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and the Adviser and did not involve disabling conduct by such indemnitee,
      (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by the Adviser and (4) the indemnity provided herein shall only be effective if, and to the extent, the Adviser is indemnified by the Fund pursuant to the Advisory Agreement for the loss related to such indemnity.

            (b) To the extent made available to the Adviser pursuant to the Advisory Agreement, the Adviser shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Adviser receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Adviser, unless it is subsequently determined that it is entitled to such indemnification and if the Adviser and the directors of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide security for this undertaking, (B) the Adviser and the Fund shall be insured against losses arising by reason of any lawful advances, (C) a majority of a quorum consisting of directors of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding ("Disinterested Non-Party Directors") or (D) an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

            (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) the Advisor together with a majority vote of a quorum of the Disinterested Non-Party Directors of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion. All determinations regarding advance payments in connection with the expense of defending any proceeding shall be authorized in accordance with the immediately preceding clause (2) above.

      The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

      6.    DURATION, TERMINATION AND AMENDMENT
            -----------------------------------

            (a) This Agreement shall become effective on the date first set forth above and shall continue until April 30, 2007. This Agreement shall continue thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the Investment Company Act of 1940.

            (b) This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Adviser sixty days' written notice (which notice may be waived by the Adviser) and may be terminated by the Adviser at any time without penalty upon giving the Sub-Adviser sixty days' notice (which notice may be waived by the Sub-Adviser); provided that such termination by the Adviser shall be effected if so directed or approved by the vote of a majority of the Directors of the Fund in office at the time or by the vote of the holders of a "majority" (as defined in the Investment Company Act of 1940) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall terminate automatically in the event of its assignment (as "assignment" is defined in the Investment Company Act of 1940). The Sub-Adviser represents that it is a corporation and will notify the Adviser promptly after any change in control of such corporation, as defined in Section 2(a)(9) of the Act.


            (c) This Agreement may be amended at any time, but only by written agreement between the Adviser and the Sub-Adviser, which amendment must be approved by the Board of the Fund as required by the 1940 Act.

      7.    NOTICES
            -------

            Any notice under this Agreement shall be in writing to the other party at such address as the other party may designate from time to time for the receipt of such notice and shall be deemed to be received on the date actually received.

      8.    GOVERNING LAW
            -------------

            This Agreement shall be construed in accordance with the laws of the State of New York for contracts to be performed entirely therein without reference to choice of law principles thereof and in accordance with the applicable provisions of the Act.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their respective seals to be hereunto affixed, all as of the day and the year first above written.



                              GMAC INSTITUTIONAL ADVISORS, LLC

                              By:
                                   -------------------------
                                   Name:   Thomas H. Mattinson
                                   Title:  Senior Vice President


                              HYPERION GMAC CAPITAL ADVISORS, L.L.C.

                              By:
                                   -------------------------
                                   Name:   Clifford E. Lai
                                   Title:  President

                                                                       EXHIBIT D
                                                                       ---------



                                 FEE SCHEDULE

The following Fee Table is intended to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

Estimated Annual Fund Expenses for the Fund's Current Fiscal Year (as a percentage of net assets attributable to Shares)

                                                CURRENT   PRO FORMA
ANNUAL EXPENSES (as a percentage of net assets attributable to common shares)
    Investment Management Fees                  [0.00]%    [1.00]%
    Interest Payments on Borrowed Funds         [2.11]%    [2.11]%
    Administration Fee and Other Expenses       [0.30]%    [0.30]%
    Total Annual Fund Operating Expenses        [2.41]%    [3.41]%



An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods:

                             CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                               1 YEAR  3 YEARS   5 YEARS    10 YEARS
Current Example                 $[24]   $[74]    $[127]      $[271]

Pro Forma Example               $[ ]     $[ ]     $[ ]        $[ ]

The Examples set forth above assumes reinvestment of all dividends and distributions at net asset value and an annual expense ratio of [2.41]% for the Current Example and [3.41]% for the Pro Forma Example. The table above and the assumption in the Examples of a 5% annual return are required by SEC regulations applicable to all investment companies. The Examples should not be considered as a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples.